THIRTEENTH ADDENDUM TO LEASE

This Ninth Addendum to Lease is made and entered into the 27th day of June, 2003, between Conifer Prince street Associates (Landlord) and Patient Infosystems, Inc. formerly DSMI Corporation (Tenant).

WITNESSETH: that Tenant currently leases and occupies approximately 5504 square feet of office space at 46 Prince Street, Rochester, New York 14607 pursuant to a Lease Agreement and First, Second, Third, Fourth, Fifth and Sixth, Seventh, Eighth, Ninth and Tenth Addenda To Lease, dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996, November 30, 1996 and November 24, 1997, June 16, 1999, November 2000, January 7, 2002, and June 24, 2002, respectively. Tenant also Leases, in accordance with the twelfth Addemdum to Lease, 1053 square feet of space on the Lower Level through April 30, 2004.

WHEREAS, Tenant and Landlord desire to extend the term of the Lease for 5504 square feet of space on the first floor until June 30, 2004.

NOW, THEREFORE, it is mutually agreed upon by Landlord and Tenant to modify Certain provisions of the Lease as follows:

  Effective upon full execution of this Thirteenth Addendum to Lease, the Term of the Lease shall be extended from July 1, 2003 to June 30, 2004.
  Tenant agrees to pay, Base Rent for its' leased premises, consisting of approximately 5504 square feet, as follows:

                                   Annual
               Period             Per Sq.ft.       Monthly
          Month-to-Month          Base Rent       Base Rent
          --------------         ----------       ---------
       07/1/2003-06/30/2004        $16.07          $7370.77

Except as modified above, all other terms and conditions of the Lease Agreement and First, Second, Third, Fourth, Fifth, Sixth Seventh, Eighth, Ninth, Tenth, Eleventh and Twelfth Addenda to Lease dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996 and November 30, 1996, November 24, 1997; June 16, 1999; November 2000, January 7, 2002, June 24, 2002 and April 28, 2003 respectively, shall remain unchanged and in full force and effect.

Agreed to by:                      Agreed to by:
PATIENT INFOSYSTEMS, INC.          CONIFER PRINCE STREET ASSOCIATES
formerly DSMI CORPORATION

By:      /s/Kent A. Tapper         By:        /s/Terryl Butwid
   -----------------------------      ---------------------------

Date:        06/27/03              Date:       04/28/03
     ---------------------------        --------------------------